January 25, 1999


                                LOCK UP AGREEMENT


        The undersigned, holders in the aggregate of 3,595,000 shares of common stock, $.001 par value of Path 1 Network Technologies Inc. ("Path 1") ("Shares"), hereby agree that until February 1, 2000, none of them shall either offer for sale or sell any Shares, except for Franklin S. Felber ("Felber") who has the right to sell Shares pursuant to the terms of a separate Option Agreement dated today (the "Option Agreement") between Felber and Jyra Research Inc. ("Jyra") pursuant to which Felber has granted to Jyra an irrevocable option to purchase up to 255,640 Shares. The restrictions agreed to herein shall automatically lapse and be of no force or effect in the event of any sales made in the context of a tender offer, merger, or other takeover involving Path 1.

         In the event that Jyra does not exercise that certain option to purchase up to a total of 255,640 Shares in accordance with the terms of the Option Agreement, Felber shall not be bound by the resale restrictions herein respecting any and all such 255,640 Shares optioned to, but not purchased by, Jyra and, in such event, shall be free to sell any such Shares in accordance with the provisions of Rule 144.

         The balance of the Shares held by Felber, viz. 255,640 Shares, shall continue to be subject to the terms of this agreement.

         This agreement shall not be effective unless signed by all parties listed below.


  /s/ Ronald D. Fellman                                /s/ Franklin S. Felber
-----------------------                              ------------------------
Ronald D. Fellman                                    Franklin S. Felber


  /s/ Rona Berns                                       /s/ James Berns
- - ----------------                                     -----------------
Rona Berns                                           James Berns


  /s/ Douglas Palmer                                   /s/ John Hooker
- - --------------------                                 -----------------
Douglas Palmer                                       John Hooker